Exhibit 31.2

Certification of Chief Financial Officer of Syra Health Corp.

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Priya Prasad, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Syra Health Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 24, 2026	/s/ Priya Prasad
Priya Prasad
Chief Financial Officer
(Principal Financial and Accounting Officer)